SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to
Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 22, 2004

APPLIED EXTRUSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19188	51-0295865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices, including zip code)

(302) 326-5500
(Registrant’s telephone number, including area code)

Item 5.   OTHER EVENTS

On March 22, 2004, Applied Extrusion Technologies, Inc. (the “Company”) issued a press release announcing that it had amended its credit facility with General Electric Capital Corporation that will expire on October 3, 2008.  A copy of the Second Amendment to Credit Agreement dated as of March 23, 2004 is attached hereto as Exhibit 10.1.  The First Amendment to Credit Agreement, an immaterial amendment to certain definitions and conditions, dated as of November 7, 2003 is attached hereto as Exhibit 10.2.  A copy of the press release dated March 22, 2004 is attached as Exhibit 99.1 hereto and such exhibits are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED EXTRUSION TECHNOLOGIES, INC.

	By:	/s/ BRIAN P. CRESCENZO
		Name:	Brian P. Crescenzo
		Title:	Vice President Finance, Secretary and Treasurer

Date: March 23, 2004

EXHIBIT INDEX

Exhibit 10.1	Second Amendment to Credit Agreement between Applied Extrusion Technologies, Inc. and General Electric Capital Corporation dated March 23, 2004.

Exhibit 10.2	First Amendment to Credit Agreement between Applied Extrusion Technologies, Inc. and General Electric Capital Corporation dated November 7, 2003.

Exhibit 99.1	Press Release dated March 22, 2004.